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Scudder Worldwide 2004 Fund

Annual Report

July 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

	Nasdaq Symbol	CUSIP Number
Scudder Worldwide 2004 Fund	KWIVX	81123E-606

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary July 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
	1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	-.05%	1.82%	3.48%	6.61%
MSCI EAFE + Canada Index+	-16.97%	-10.48%	-3.73%	1.41%
Lehman Brothers Government/Corporate Bond Index++	6.89%	8.39%	7.09%	7.76%
MSCI EAFE Index+++	-16.92%	-10.83%	-3.88%	1.16%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Net Asset Value: 7/31/02	$ 8.23
7/31/01	$ 8.55
Distribution Information: Twelve Months: Income Dividends	$ .31

Lipper Rankings - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	2	of	9	20
3-Year	5	of	9	50
5-Year	6	of	9	60

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charge)
-- Scudder Worldwide 2004 Fund -- MSCI EAFE + Canada Index+ - - - Lehman Brothers Government/Corporate Bond Index++ - - - - MSCI EAFE Index+++

Yearly periods ended July 31

Comparative Results (Adjusted for Sales Charge)
		1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	Growth of $10,000	$9,495	$10,027	$11,272	$16,107
	Average annual total return	-5.05%	.09%	2.42%	5.95%
MSCI EAFE + Canada Index+	Growth of $10,000	$8,303	$7,174	$8,271	$11,211
	Average annual total return	-16.97%	-10.48%	-3.73%	1.41%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$10,689	$12,735	$14,083	$18,413
	Average annual total return	6.89%	8.39%	7.09%	7.76%
MSCI EAFE Index+++	Growth of $10,000	$8,308	$7,090	$8,203	$10,985
	Average annual total return	-16.92%	-10.83%	-3.88%	1.16%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 3, 1994. Index comparisons begin May 31, 1994.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
+ The MSCI EAFE + Canada Index (Morgan Stanley Capital International Europe, Australasia, Far East and Canada Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
Beginning with the next annual report, the MSCI EAFE + Canada Index, which accommodates a slightly larger investment universe, will be shown instead of the MSCI EAFE Index.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
+++ The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Internationally, the war on terrorism and accounting concerns are weighing on the market - but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Worldwide 2004 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Worldwide 2004 Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The equity portion of the portfolio is managed by a team of Co-Managers. Co-Manager Alex Tedder joined the Advisor in 1994 and the fund team in 2002. Mr. Tedder has more than 10 years of investment industry experience.

Co-Manager Clare Gray joined the Advisor in 1993 and the fund team in 2002. Ms. Gray has more than 10 years of investment industry experience.

Co-Manager Marc Slendebroak joined the Advisor in 1994 and the fund team in 1999. Mr. Slendebroak has more than 12 years of investment industry experience.

Co-Manager Joseph DeSantis joined the Advisor in 2000 and the fund team in 2002. Mr. DeSantis has more than 10 years of investment industry experience.

The income portion of the portfolio is managed by a team of portfolio managers led by Scott E. Dolan. Mr. Dolan joined the Advisor in 1989 and has more than 13 years of investment industry experience.

In a global economic backdrop dominated by uncertainty, Scudder Worldwide 2004 Fund's performance was essentially flat for the one-year period ended July 31, 2002. In the following interview, the portfolio management team discusses the fund's strategy and performance during the annual period. Additionally, the team reviews the fund's management and advisor changes that went into effect in April 2002.

Q: Please describe the economic environment for the period under review.

A: Global equity markets faced a confluence of challenges over the past year. Investor sentiment grew increasingly pessimistic as corporate accounting scandals, renewed fears of terrorist activities, lackluster corporate profits and concerns about the pace of global economic activity resulted in weak equity markets. Dollar-based global investors were partially shielded from the downturn when the euro and yen strengthened against the U.S. dollar.

European markets were weak as the telecommunications and information technology sectors came under renewed pressure due to falling profits in the wake of the companies' large debt burdens along with weak demand for new technologies. Other segments within the information technology sector also declined, weighed down by fears that weak profits and a lack of economic visibility would prompt businesses to cancel or at least postpone capital spending plans.

By comparison, Japan held up better. Although the Japanese government did little during the period to address underlying structural problems, the possibility of an all-out financial collapse in the country seemed to recede, and growth was surprisingly robust. We also witnessed some positive developments at the corporate level.

Q: What was the fund's performance against this backdrop?

A: Scudder Worldwide 2004 Fund was remarkably resilient in these difficult market conditions, thanks largely to the performance of the bond portion of the portfolio. Our benchmark is a 60/40 combination of two unmanaged indices, the Lehman Brothers Government/Corporate Bond Index and the Morgan Stanley Capital International (MSCI) EAFE+Canada Index, respectively.* The combined benchmark lost 7.42 percent for the one-year period ended July 31, 2002, compared with the fund's return of -0.05 percent (Class A shares, unadjusted for sales charges) for the same period.

The bond portion of the portfolio contributed to the fund's buoyancy and was largely U.S. Treasuries, one of the strongest-performing segments of the U.S. bond markets over the past year.

Within the equity portion of the portfolio, the fund benefited from the team's stock selection among financials, as well as an underweight position in the media and telecommunications sectors.

Detractors to performance included select technology holdings as well as the fund's underweight in Japan. During the past six months, we increased the fund's weighting in Japan, as equity valuations in many areas appear attractive.

* Please note that the benchmark for the equity portion of the portfolio recently changed from the MSCI EAFE Index to the MSCI EAFE+Canada Index, as portfolio management regularly explores Canadian investment opportunities and the latter benchmark is thus a more accurate proxy.

Q: In April, the fund experienced a change in investment advisor and changes in the portfolio management of the equity portion of the portfolio. Will you comment on how these changes have affected the fund?

A: The overall structure of the portfolio remains generally the same. The main differences are that (1) we have expanded the resources available to the product, in terms of both portfolio managers and research personnel, and (2) we have adopted a more methodical and uniformed approach with regard to the way we assess the value of a stock.

With regard to resources, the equity portion of the portfolio is now managed by our team of four individuals (which we refer to as the EAFE Portfolio Selection Team), whereas in the past, a two-person team managed it.* As team members, we have an average of eight years of international investment experience. (Please refer to page 8 for more details, including biographical information.)

* EAFE refers to Europe, Australasia and the Far East.

We have also considerably expanded our research capabilities. We now employ approximately 100 analysts who are organized into 15 Global Sector Teams that serve as our primary source of investment ideas. These 100 analysts are supplemented by roughly 40 to 50 professionals who cover specific geographic regions of the world as well as small- and mid-cap stocks.

The other significant change has to do with the way we value companies. We, as a firm, have adopted cash-flow return on investment, or CFROI, as our common valuation metric. CFROI offers a number of distinct advantages.

First, it focuses on cash - a major advantage. Accrued earnings can be significantly impacted by local accounting regulations and practices. Cash flow, on the other hand, is more objective and therefore less subject to manipulation.

Second, the adoption of CFROI as our common "language" makes it easier for us to compare companies across industries and geographic regions. Previously,

different analysts used a variety of valuation measures to justify their buy and sell recommendations, presenting a major challenge for portfolio managers. Going forward, we will have a common valuation metric that we can apply to all companies regardless of where they reside and in what industries they operate.

A third advantage is that CFROI tells us how much capital a company is utilizing to generate its cash earnings.

Q: What is your outlook and strategy for the months ahead?

A: The coming months will be challenging. Two straight years of declining share prices coupled with ongoing economic uncertainty and a series of corporate scandals have severely undermined investor confidence in global markets. Yet, amid the negative sentiment, we believe the current market presents investment opportunities. The ability to pick the right stocks will be critical in taking advantage of these opportunities.

We continue to seek out stocks of companies with strong business models and sustainable returns. Our investment approach of focusing on fundamental research to pick what we believe to be only the best securities will be the key to success in navigating the challenging times ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

U.S. Government Obligations	77%	66%
Common Stocks	23%	31%
Short-Term Investments	-	3%
	100%	100%

Geographical Diversification*	7/31/02	7/31/01

United Kingdom	24%	19%
Japan	21%	19%
France	17%	21%
Switzerland	10%	7%
Netherlands	5%	5%
Germany	4%	12%
Spain	4%	2%
Italy	4%	5%
Korea	3%	-
Other	8%	10%
	100%	100%

Sector Diversification*	7/31/02	7/31/01

Financials	20%	20%
Consumer Discretionary	16%	15%
Energy	12%	11%
Industrials	11%	9%
Healthcare	11%	12%
Consumer Staples	7%	10%
Telecommunication Services	7%	5%
Materials	7%	8%
Information Technology	5%	5%
Other	4%	5%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

* Excludes Cash Equivalents and U.S. Government Obligations.

Ten Largest Equity Holdings at July 31, 2002 (6.8% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	0.9%
2. Royal Bank of Scotland Group PLC Provider of wide range of financial services	United Kingdom	0.8%
3. Shell Transport & Trading PLC Provider of oil and gas	United Kingdom	0.8%
4. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	0.7%
5. TotalFinaELF SA Explorer, refiner, and transporter of oil and natural gas	France	0.7%
6. BP PLC Explorer and producer of oil and natural gas	United Kingdom	0.7%
7. Schneider Electric SA Manufacturer of electronic components and automated manufacturing systems	France	0.6%
8. Nestle SA Producer and seller of food products	Switzerland	0.6%
9. Aventis SA Manufacturer of life science products	France	0.5%
10. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	0.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 22.4%
Australia 0.3%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	5,235	27,028
BHP Steel Ltd.* (Manufacturer and distributor of hot and cold rolled coil, plate, tinplate and coated products)	1,047	1,554
Brambles Industries Ltd.* (Provider of logistical and waste management services)	3,500	15,283
Telstra Corp., Ltd. (Provider of telecommunication services)	6,800	17,720
		61,585
Belgium 0.1%
Interbrew (Operator of brewing business)	700	19,629
Brazil 0.1%
Companhia Vale do Rio Doce (ADR)* (Operator of diverse mining and industrial complex)	600	14,700
Canada 0.3%
Canadian National Railway Co. (Operator of railroads)	900	43,175
Canadian Natural Resources Ltd. (Acquirer that explores and produces natural gas)	500	16,171
		59,346
Denmark 0.1%
Group 4 Falck AS* (Operator of rescue stations and provider of emergency services)	400	11,630
Finland 0.3%
Nokia Oyj (ADR) (Manufacturer of telecommunication networks and equipment)	1,300	16,120
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	1,800	20,936
UPM-Kymmene Oyj (Manufacturer of paper and paper products)	800	26,038
		63,094
France 3.7%
Air Liquide (Producer of industrial gases)	186	25,981
Autoroutes du Sud de la France* (Developer and operator of toll roads)	1,694	42,717
Aventis SA (Manufacturer of life science products)	1,312	85,917
Axa (Provider of insurance)	1,611	20,517
BNP Paribas SA (Provider of banking services)	1,250	57,276
Credit Lyonnais SA (Provider of diversified banking services)	1,101	42,840
Dassault Systemes SA (Designer, manufacturer and engineer of software products)	46	1,562
Groupe Danone (Producer of food products worldwide)	454	52,982
Publicis Groupe (Provider of various advertising services)	637	14,507
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	549	32,303
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	2,174	104,267
Suez SA (Builder of water treatment plants)	2,358	51,164
TotalFinaElf SA "B" (Producer of oil and natural gas)	890	128,306
		660,339
Germany 0.8%
Allianz AG (Provider of multi-line insurance services)	161	23,683
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	434	21,422
BASF AG (Producer of chemical products)	569	21,856
Bayer AG (Producer of chemical products)	1,089	27,035
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	1,070	12,131
E.On AG (Distributor of electricity to commercial and residential customers)	455	22,102
Siemens AG (Manufacturer of electrical and electronic equipment)	451	22,459
		150,688
Italy 0.9%
ENI SpA (Provider of oilfield and engineering services)	5,100	76,815
Riunione Adriatica di Sicurta SpA (Provider of insurance services)	1,150	12,825
Telecom Italia SpA (Provider of telecommunication services)	4,200	33,087
UniCredito Italiano SpA (Provider of commercial banking services)	7,600	29,342
		152,069
Japan 4.8%
Asahi Glass Co., Ltd. (Manufacturer of a variety of glass products)	3,000	18,285
Bridgestone Corp. (Manufacturer of automobile tires)	4,000	56,442
Canon, Inc. (Producer of visual image and information equipment)	2,000	67,797
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	1,200	49,896
Kao Corp. (Manufacturer of household and chemical products)	1,000	22,543
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	3,000	37,246
Mitsubishi Corp. (Operator of a general trading company)	5,000	30,934
Mitsui & Co., Ltd. (Operator of a general trading company)	7,000	37,873
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	8,000	62,587
Nintendo Co., Ltd. (Manufacturer of game equipment)	200	25,048
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)	9,000	62,971
Nomura Holdings, Inc. (Provider of financial services)	5,000	66,836
Sankyo Co., Ltd. (Producer of ethical drugs)	2,000	25,716
Sega Corp.* (Manufacturer of software and video game equipment)	1,900	41,563
Sony Corp. (Manufacturer of consumer electronic products)	1,100	49,687
Sumitomo Mitsui Banking Corp. (Provider of banking services)	10,000	52,935
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	1,000	41,580
Toyota Motor Corp. (Manufacturer of diversified automotive products)	2,700	64,586
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	1,000	25,048
		839,573
Korea 0.8%
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	320	9,603
Kookmin Bank (Provider of commercial banking services)	1,200	56,027
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	250	70,565
		136,195
Mexico 0.2%
Cemex SA de CV (ADR) (Producer of concrete and cement)	521	12,634
Grupo Financiero BBVA Bancomer, SA de CV "B"* (Provider of financial services)	25,600	20,382
		33,016
Netherlands 1.1%
ASML Holding NV* (Developer of photolithography projection systems)	1,600	19,548
DSM NV (Manufacturer of chemicals)	500	22,725
Gucci Group NV (New York shares) (Designer and producer of personal luxury accessories and apparel)	500	44,850
Reed Elsevier NV (Publisher of scientific, professional, business and consumer information books)	1,900	23,306
STMicroelectronics NV (Manufacturer of semiconductor integrated circuits)	980	20,603
TPG NV (Provider of transportation services)	2,000	36,907
VNU NV (Provider of publishing services)	1,400	31,623
		199,562
Spain 1.0%
Banco Bilbao Vizcaya Argentaria SA (Provider of commercial banking services)	3,800	35,841
Banco Popular Espanol SA (Provider of retail banking services)	800	34,874
Compania Telefonica Nacional de Espana SA (ADR) (Provider of telecommunication services)	100	2,689
Industria de Diseno Textil SA (Manufacturer and retailer of apparel)	2,300	44,960
Telefonica SA* (Provider of telecommunication services)	5,778	50,827
		169,191
Sweden 0.2%
Assa Abloy AB "B" (Manufacturer of security locks)	1,100	12,773
Securitas AB (Installer of security systems and provider of guard services)	900	15,818
		28,591
Switzerland 2.2%
Adecco SA (Registered) (Provider of personnel and temporary employment)	375	16,994
Holcim Ltd. "B" (Producer of building materials)	102	19,546
Nestle SA (Registered) (Producer and seller of food products)	472	101,081
Novartis AG (Manufacturer of pharmaceutical and nutrition products)	3,175	128,834
Swiss Re (Registered)* (Provider of reinsurance, insurance and banking services)	352	29,348
Syngenta AG (Producer of seeds and chemicals for crop protection)	1,025	52,103
UBS AG (Registered)* (Provider of commercial and investment banking services)	966	42,414
		390,320
Taiwan 0.1%
Taiwan Semiconductor Manufacturing Co. (Manufacturer of integrated circuits and other semiconductor devices)	1,496	13,644
United Kingdom 5.4%
BAA PLC (Owner and operator of airports)	3,267	25,496
Barclays PLC (Provider of commercial and investment banking services)	9,344	71,389
BP PLC (Exporter and producer of oil and natural gas)	16,159	125,477
Brambles Industries PLC* (Provider of material handling and industrial services)	3,348	13,234
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	4,212	39,419
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	4,096	79,547
National Grid Group PLC (Operator of electricity and telecom networks)	3,295	22,742
Reed Elsevier PLC (Publisher of scientific, professional, business and consumer information books)	2,411	20,718
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	5,380	141,216
Scottish & Southern Energy PLC (Distributor of electric power)	5,790	58,349
Shell Transport & Trading PLC (Provider of oil and gas)	19,923	135,717
Six Continents PLC (Operator of an international hospitality and leisure group)	1,044	9,999
Tesco PLC (Operator of food stores)	14,185	48,481
Vodafone Group PLC (Provider of mobile telecommunication services)	99,693	151,088
Vodafone Group PLC (ADR)	500	7,585
		950,457
Total Common Stocks (Cost $4,203,373)		3,953,629
Warrants* 0.0%
France
Compagnie Generale d'Industrie et de Participations (Producer of automobile components, diagnostic equipment and abrasive pellets) (Cost $1,017)	444	9

Preferred Stocks 0.2%
Germany
Henkel KGaA (Manufacturer of various chemical based products) (Cost $33,521)	500	30,788

	Principal Amount ($)	Value ($)
U.S. Government Obligations 77.4%
United States
U.S. Treasury Separate Trading Registered Interest and Principal Securities:
2.498%** 11/15/2004	13,700,000	12,942,651
2.798%** 11/15/2004	750,000	703,754
Total U.S. Goverment Obligations (Cost $12,062,757)		13,646,405
	Shares	Value ($)
Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $319)	319	319
Total Investment Portfolio - 100.0% (Cost $16,300,987) (a)		17,631,150

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $16,337,719. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $1,293,431. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,758,092 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $464,661.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $16,300,987)	$ 17,631,150
Foreign currency, at value (cost $403,702)	425,859
Receivable for investments sold	50,931
Dividends receivable	3,254
Interest receivable	321
Foreign taxes recoverable	17,096
Total assets	18,128,611
Liabilities
Due to custodian bank	39,833
Payable for investments purchased	19,082
Payable for Fund shares redeemed	24,725
Accrued management fee	9,600
Other accrued expenses and payables	11,222
Total liabilities	104,462
Net assets, at value	$ 18,024,149
Net Assets
Net assets consist of: Undistributed net investment income	405,254
Net unrealized appreciation (depreciation) on: Investments	1,330,163
Foreign currency related transactions	36,304
Accumulated net realized gain (loss)	(2,016,504)
Paid-in capital	18,268,932
Net assets, at value	$ 18,024,149
Net Asset Value
Net Asset Value and redemption price per share ($18,024,149 / 2,190,020 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,274)	$ 76,371
Interest	974,441
Total Income	1,050,812
Expenses: Management fee	115,878
Administrative fee	72,424
Distribution service fees	47,241
Trustees' fees and expenses	11,808
Other	2,462
Total expenses	249,813
Net investment income (loss)	800,999
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(984,139)
Foreign currency related transactions	5,013
(979,126)
Net unrealized appreciation (depreciation) during the period on: Investments	113,342
Foreign currency related transactions	37,005
150,347
Net gain (loss) on investment transactions	(828,779)
Net increase (decrease) in net assets resulting from operations	$ (27,780)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ 800,999	$ 721,639
Net realized gain (loss) on investment transactions	(979,126)	(820,972)
Net unrealized appreciation (depreciation) on investment transactions during the period	150,347	(779,561)
Net increase (decrease) in net assets resulting from operations	(27,780)	(878,894)
Distributions to shareholders from: Net investment income	(720,174)	(771,197)
Net realized gains	-	(2,143,476)
Fund share transactions:
Reinvestment of distributions	678,643	2,848,598
Cost of shares redeemed	(2,226,576)	(3,082,217)
Net increase (decrease) in net assets from Fund share transactions	(1,547,933)	(233,619)
Increase (decrease) in net assets	(2,295,887)	(4,027,186)
Net assets at beginning of period	20,320,036	24,347,222
Net assets at end of period (including undistributed net investment income of $405,254 and $322,779, respectively)	$ 18,024,149	$ 20,320,036
Other Information
Shares outstanding at beginning of period	2,375,876	2,388,175
Shares issued to shareholders in reinvestment of distributions	83,991	321,925
Shares redeemed	(269,847)	(334,224)
Net increase (decrease) in Fund shares	(185,856)	(12,299)
Shares outstanding at end of period	2,190,020	2,375,876

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2002	2001	2000	1999	1998

Selected Per Share Data

Net asset value, beginning of period	$ 8.55	$ 10.19	$ 10.32	$ 11.77	$ 11.60
Income (loss) from investment operations: Net investment income	.34[a]	.30[a]	.36[a]	.35[a]	.42
Net realized and unrealized gain (loss) on investment transactions	(.35)	(.65)	.67	(.22)	.77
Total from investment operations	(.01)	(.35)	1.03	.13	1.19
Less distributions from: Net investment income	(.31)	(.34)	(.39)	(.42)	(.49)
Net realized gains on investment transactions	-	(.95)	(.77)	(1.16)	(.53)
Total distributions	(.31)	(1.29)	(1.16)	(1.58)	(1.02)
Net asset value, end of period	$ 8.23	$ 8.55	$ 10.19	$ 10.32	$ 11.77
Total Return (%)[b]	(.05)	(3.90)	9.88	1.12	11.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	20	24	28	33
Ratio of expenses before expense reductions (%)	1.29	1.72[c]	1.46	1.30	1.19
Ratio of expenses after expense reductions (%)	1.29	1.71[c]	1.45	1.30	1.19
Ratio of net investment income (loss) (%)	4.15	3.22	3.49	3.28	3.49
Portfolio turnover rate (%)	27	28	31	62	27
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.67% and 1.67%, respectively .

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Worldwide 2004 Fund (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $1,410,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $570,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 412,975
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 1,410,000
Unrealized appreciation (depreciation) on investments	$ 1,293,431

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 720,174

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $5,023,323 and $7,301,235, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee aggregated $72,424, of which $6,538 is unpaid at July 31, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12-b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2002 the Service Fee was $47,241, of which $3,831 is unpaid at July 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002, totaled $1,135 and are reflected as interest income on the Statement of Operations.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Worldwide 2004 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Scudder Worldwide 2004 Fund (the "Fund"), one of a series of the Scudder Target Equity Fund, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Worldwide 2004 Fund of the Scudder Target Equity Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts September 4, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Worldwide 2004 Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
1,493,969	23,710	22,558

2. To approve a new sub-advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
1,495,152	24,642	20,443

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
John W. Ballantine (56)
Trustee	1999- present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996)	83	Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)

Lewis A. Burnham (69)
Trustee	1977- present	Retired; formerly, Director, Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83	None
Donald L. Dunaway (65)
Trustee	1980- present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83	None
James R. Edgar (56)
Trustee	1999- present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois	83	Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/
marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com, Inc. (online wagering platform of Churchill Downs, Inc.)

Paul K. Freeman (52)
Trustee	2002- present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	97	None
Robert B. Hoffman (65)
Trustee	1981- present	Retired, formerly Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83	None
Shirley D. Peterson (60)
Trustee	1995- present	Retired, formerly, President, Hood College; formerly, partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice	83	Bethlehem Steel Corp.
Fred B. Renwick (72)
Trustee	1988- present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business	83	The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of Investment Committee of Atlanta University Board of Trustees

William P. Sommers (69)
Trustee	1979- present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)	83	PSI Inc., (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)

John G. Weithers (68)
Trustee	1993- present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	83	Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges, formerly, Records Management Systems

Interested Trustees**
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
William F. Glavin, Jr. (43)
Trustee and President	2001- present	Managing Director of Deutsche Asset Management	83	Trustee, Crossroads for Kids, Inc. (serves at-risk children)
Richard T. Hale (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
Trustee and President	2002-present	Managing Director of Deutsche Asset Management

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Irene T. Cheng (48)
Vice President	2000-present	Managing Director of Deutsche Asset Management
Philip J. Collora# (56)
Vice President and Assistant Secretary	1990-present	Senior Vice President of Deutsche Asset Management
Richard T. Hale## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); formerly, Assistant General Counsel, United States Securities and Exchange Commission

Kathleen Millard (41)
Vice President	2002-present	Managing Director of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
John Millette (39)
Secretary	2001-present	Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1998-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121 (800) 294-4366
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048